Exhibit 24.1

CBS CORPORATION

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS that I, the undersigned director and/or officer of CBS Corporation, a Delaware corporation (the “Company”), hereby constitute and appoint each of Louis J. Briskman and Angeline C. Straka, severally and not jointly, to be my true and lawful attorney-in-fact and agent, with full power to act, together or individually, for me and in my name, place and stead, in any and all capacities, to sign (1) a registration statement or statements of the Company on Form S-3, or such other form as may be recommended by counsel, to be filed with the Securities and Exchange Commission (the “Commission”), and any and all amendments (including post-effective amendments) thereto, including amendments or supplements to the prospectus contained therein, and the addition or amendment of any and all exhibits and other certificates, documents, letters and instruments filed as a part of or in connection with the said registration statement or statements or amendments thereto, registering, in each case, the offering, sale and issuance of the securities of the Company specified in such registration statement or statements and (2) any and all registration statements, reports, applications, instruments and other documents relating to such securities to be filed by the Company under the Securities Exchange Act of 1934, as amended, with the Commission and/or any national securities exchanges and/or international stock exchanges, and any and all amendments or supplements thereto; hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done, as fully for all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 30th day of August, 2011.

/s/	DAVID R. ANDELMAN
David R. Andelman

/s/	JOSEPH A. CALIFANO, JR.
Joseph A. Califano, Jr.

/s/	WILLIAM S. COHEN
William S. Cohen

/s/	GARY L. COUNTRYMAN
Gary L. Countryman

/s/	CHARLES K. GIFFORD
Charles K. Gifford

/s/	LEONARD GOLDBERG
Leonard Goldberg

/s/	BRUCE S. GORDON
Bruce S. Gordon

/s/	LINDA M. GRIEGO
Linda M. Griego

/s/	ARNOLD KOPELSON
Arnold Kopelson

/s/	LESLIE MOONVES
Leslie Moonves

/s/	DOUG MORRIS
Doug Morris

/s/	SHARI REDSTONE
Shari Redstone

/s/	SUMNER M. REDSTONE
Sumner M. Redstone

/s/	FREDERIC V. SALERNO
Frederic V. Salerno